Dreyfus

U.S. Treasury

Intermediate Term Fund

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury

                                                         Intermediate Term Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund achieved a total return of 2.14%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 3.33% over the same period.(2) In addition, the fund produced approximate income dividends of $0.3521 per share and its 30-day SEC yield on June 30, 2001 was 3.94%.

We attribute the fund's absolute performance to declining interest rates in a slowing economy. In addition, the U.S. Treasury securities market continued to be influenced by supply-and-demand factors, including declining issuance of direct government debt obligations amid robust investor demand. The fund's relative underperformance was primarily the result of its more concentrated ownership of long-term securities than its benchmark. The benchmark is composed significantly of securities with maturities between one and three years, more so than the fund, which can be positively influenced by decreases in short-term interest rates.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered among the highest quality investments available. By investing in these obligations,

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. Government. The fund maintains an average dollar-weighted maturity between three and 10 years.

What other factors influenced the fund's performance?

The fund was primarily influenced by deteriorating economic conditions and the Federal Reserve Board's (the "Fed") efforts to stimulate growth by reducing short-term interest rates, as well as changes in the balance between supply and demand.

When the reporting period began, the U.S. economy was showing signs of weakness. In response, the Fed embarked on an aggressive campaign to avoid a recession, reducing the rate for overnight loans between banks in six separate moves over the first six months of 2001. By the end of the period, the Fed's target for short-term interest rates had declined from 6.50% to 3.75%, its lowest level in seven years.

While yields of short-term U.S. Treasury securities fell in this environment, yields of long-term Treasuries rose modestly when fixed-income investors became increasingly concerned that the Fed's aggressive easing of monetary policy, together with the $1.3 trillion federal tax cut, might rekindle inflationary pressures. While yield differences were generally less pronounced in the intermediate-term range, yields on 10-year U.S. Treasury bonds rose incrementally.

U.S. Treasury securities were also affected by robust levels of demand from domestic and foreign investors who were fleeing declining stock markets at home and abroad. During times of uncertain economic and stock market conditions, investors often seek the most creditworthy investments available, namely U.S. Treasury securities. However, the available supply of Treasuries continued to be limited as new bond issuance fell in the wake of the federal budget surplus.


In this environment, we reduced the fund' s cash position and invested the remaining cash primarily in U.S. Treasury bonds with maturities in the 10-year range, which is where we found the most attractive values. At the same time, we reduced the fund's holdings of inflation-protected Treasuries to approximately 5%, primarily because moderating energy prices began to alleviate inflation concerns.

What is the fund's current strategy?

Because the Fed reduced interest rates by just 0.25 percentage points at its June meeting, it may be signaling that an end to the current easing cycle is near. The Fed may simply wait a while to determine the extent to which its previous rate cuts will stimulate renewed economic growth. On the other hand, we believe the risk of further economic deterioration remains, as evidenced by rising unemployment and the largest decrease in productivity since the early 1990s.

If the economy continues to grow slowly or not at all, U.S. Treasury securities prices should benefit. If, however, the economy begins to recover measurably, it is likely that we would shift to a more defensive stance in order to protect the fund from potentially rising inflationary pressures.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF CERTAIN FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)




                                                                                              Principal
BONDS AND NOTES--86.1%                                                                       Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--2.7%

Federal Home Loan Banks,

   Bonds, 4.75%, 6/28/2004                                                                       85,000                   84,362

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          3,171,000  (a)           3,520,615

                                                                                                                       3,604,977

U.S. TREASURY BONDS--29.3%

5.375%, 2/15/2031                                                                            12,063,000               11,439,102

6.875%, 8/15/2025                                                                             5,833,000                6,552,384

10.75%, 2/15/2003                                                                             5,000,000                5,507,400

12.375%, 5/15/2004                                                                            5,000,000                6,025,400

13.75%, 8/15/2004                                                                             7,500,000                9,441,300

                                                                                                                      38,965,586

U.S. TREASURY INFLATION PROTECTION SECURITIES--2.2%

Coupon Strips:

   0%, 10/15/2028                                                                               290,000  (a)             199,015

   0%, 4/15/2029                                                                                290,000  (a)             203,772

Principal Strips,

   0%, 4/15/2029                                                                              5,850,000  (a)           2,517,887

                                                                                                                       2,920,674

U.S. TREASURY NOTES--51.9%

4.625%, 5/15/2006                                                                               171,000                  168,702

5.75%, 8/15/2010                                                                             11,748,000               12,025,253

6%, 8/15/2004                                                                                 7,400,000                7,683,642

6.5%, 10/15/2006                                                                                 86,000                   91,492

6.625%, 5/15/2007                                                                            12,500,000               13,433,000

7%, 7/15/2006                                                                                22,885,000               24,835,717

7.25%, 5/15/2004                                                                             10,000,000               10,709,501

                                                                                                                      68,947,307

TOTAL BONDS AND NOTES

   (cost $113,842,057)                                                                                               114,438,544



                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--.1%

Federal Farm Credit Banks,

   Discount Notes, 3.94%, 7/2/2001                                                              155,000                  154,983

U.S. TREASURY BILLS--.5%

3.64%, 7/19/2001                                                                                200,000  (b)             199,688

3.6%, 8/30/2001                                                                                 280,000  (b)             278,393

3.431%, 9/13/2001                                                                               135,000  (b)             134,033

                                                                                                                         612,114

TOTAL SHORT-TERM INVESTMENTS

   (cost $766,987)                                                                                                       767,097
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $114,609,044)                                                             86.7%              115,205,641

CASH AND RECEIVABLES (NET)                                                                        13.3%               17,657,304

NET ASSETS                                                                                       100.0%              132,862,945

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)



                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                     (Depreciation)
                                            Contracts              Contracts ($)              Expiration         at 6/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                        77                 7,932,203           September 2001                 (69,625)

U.S. Treasury 30 Year Bonds                         9                   902,812           September 2001                  (5,625)

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                         42                 4,340,438           September 2001                   6,797

                                                                                                                         (68,453)


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           114,609,044   115,205,641

Receivable for investment securities sold                            22,839,148

Receivable for shares of Beneficial Interest subscribed               5,100,586

Interest receivable                                                   2,472,440

Prepaid expenses                                                         15,632

                                                                    145,633,447
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            66,372

Cash overdraft due to Custodian                                          62,195

Payable for investment securities purchased                          11,912,473

Payable for shares of Beneficial Interest redeemed                      621,248

Payable for futures variation margin--Note 4(a)                          49,254

Accrued expenses                                                         58,960

                                                                     12,770,502
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,862,945
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,838,134

Accumulated distributions in excess of investment income--net        (2,674,108)

Accumulated net realized gain (loss)
   on investments, options and financial futures                    (24,829,225)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($68,453) net unrealized
  (depreciation) on financial futures]--Note 4(b)                       528,144
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,862,945
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)                          10,857,058

NET ASSET VALUE, offering and redemption price per share ($)              12.24

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,280,384

EXPENSES:

Management fee--Note 3(a)                                              385,137

Shareholder servicing costs--Note 3(b)                                  84,853

Professional fees                                                       21,722

Trustees' fees and expenses--Note 3(c)                                  15,619

Custodian fees--Note 3(b)                                               14,118

Registration fees                                                       10,918

Prospectus and shareholders' reports                                     7,356

Loan commitment fees--Note 2                                               699

Miscellaneous                                                            1,262

TOTAL EXPENSES                                                         541,684

Less--reduction in management fee
  due to undertaking--Note 3(a)                                        (27,364)

NET EXPENSES                                                           514,320

INVESTMENT INCOME--NET                                               2,766,064
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written          1,394,033

Net realized gain (loss) on financial futures                         (849,771)

NET REALIZED GAIN (LOSS)                                               544,262

Net unrealized appreciation (depreciation)
  on investments and options written
  (including $55,375 net unrealized
  appreciation on financial futures)                                  (670,261)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (125,999)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,640,065

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                               (Unaudited)   December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,766,064            9,647,313

Net realized gain (loss) on investments           544,262            2,565,336

Net unrealized appreciation
   (depreciation) on investments                 (670,261)           5,189,494

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,640,065           17,402,143
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,690,953)          (9,606,088)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  20,051,793           27,066,044

Dividends reinvested                            2,611,739            6,778,442

Cost of shares redeemed                       (21,252,401)         (70,144,369)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,411,131          (36,299,883)

TOTAL INCREASE (DECREASE) IN NET ASSETS           360,243          (28,503,828)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,502,702          161,006,530

END OF PERIOD                                 132,862,945          132,502,702

Undistributed (Distributions in
   excess of) investment income--net           (2,674,108)              41,225
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,623,869            2,293,109

Shares issued for dividends reinvested            211,952              571,577

Shares redeemed                                (1,721,587)          (5,926,708)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     114,234           (3,062,022)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                              June 30, 2000(c)                       Year Ended December 31,
                                                                         ------------------------------------------------

                                                 (Unaudited)         2000         1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.33         11.66         12.85         12.70          12.69         13.13

Investment Operations:

Investment income--net                                 .27           .78           .75           .79            .91           .82

Net realized and unrealized

   gain (loss) on investments                         (.01)          .67         (1.19)          .15            .01          (.44)

Total from Investment Operations                       .26          1.45          (.44)          .94            .92           .38

Distributions:

Dividends from investment
   income--net                                        (.35)         (.78)         (.75)         (.79)          (.91)         (.82)

Net asset value, end of period                       12.24         12.33         11.66         12.85          12.70         12.69
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.32(a)      12.88         (3.48)         7.61           7.63    3.08
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(a)        .80           .80           .80            .80           .80

Ratio of net investment income

   to average net assets                              4.31(a)       6.58          6.16          6.19           7.30          6.41

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .04(a)        .09           .15           .17            .17           .13

Portfolio Turnover Rate                             219.04(b)     660.78        462.29        957.80         643.20        728.01
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     132,863       132,503       161,007       181,520        188,347       192,296

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

(C)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED JUNE 30, 2001 WAS TO DECREASE NET  INVESTMENT  INCOME
     PER SHARE BY $.08,  INCREASE  NET REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.08,  AND DECREASE  THE RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  5.73% TO 4.31%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,317 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $25,498,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $11,758,000 of the carryover expires in fiscal 2002, $2,997,000 expires in fiscal 2004, $1,425,000 expires in fiscal 2005, $7,927,000 expires in fiscal 2007 and $1,391,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2001 through June 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $27,364 during the period ended June 30, 2001.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged $27,305 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $44,275 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2001, the fund was charged $14,118 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures and options, during the period ended June 30, 2001, amounted to $267,296,427 and $281,931,495, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2001:



                                                                                                       Options Terminated
                                                    Face Amount                           -----------------------------------------
                                                    Covered by        Premiums                                       Net Realized
Options Written:                                  Contracts ($)   Received ($)                   Cost ($)          Gain (Loss) ($)
-----------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 2000                                16,085,000       260,239

Contracts written                                    10,000,000        82,813

Contracts terminated:

Closed                                               21,085,000       302,427                     304,483                  (2,056)

Expired                                               5,000,000        40,625                         --                   40,625

Total contracts terminated                           26,085,000       343,052                     304,483                  38,569


CONTRACTS OUTSTANDING
    JUNE 30, 2001                                           --            --



The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001 are set forth in the Statement of Financial Futures.

(b) At June 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $528,144, consisting of $1,280,564 gross unrealized appreciation and $752,420 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $1,790,445 reduction in accumulated undistributed investment income-net and a corresponding $1,790,445 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $909,317, increase net unrealized appreciation (depreciation) by $808,368 and increase net realized gains (losses) by $100,949. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  072SA0601